                                                                   EXHIBIT 10.25

                     FORM OF REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ___________, 1998, by and between Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Wyndham International, Inc., a Delaware corporation ("Wyndham"), and each of the other parties signatory hereto.


                                   RECITALS
                                   --------

     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of December 2, 1997 by and among Patriot, Wyndham and Interstate Hotels Company, a Pennsylvania corporation (the "Company")(the "Merger Agreement"), the individuals and entities listed on Schedule A hereto (the "Family Holders") and
                                   ----------
the entities listed on Schedule B hereto (the "Blackstone Holder") are receiving
                       ----------
(i) shares of common stock of Patriot, par value $.01 per share (the "Patriot Common Stock"), and (ii) shares of common stock of Wyndham, par value $.01 per share (the "Wyndham Common Stock"), which shares of Patriot Common Stock and Wyndham Common Stock are paired and transferable and tradeable only in combination as a single unit on the New York Stock Exchange (the "Paired Shares"); and

     WHEREAS, the execution and delivery of this agreement by the parties hereto is a condition to the closing of the transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Stock Purchase Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  For purposes of this Agreement, the following terms have
          -----------
the following meanings when used herein with initial capital letters:

          Advice:  As defined in Section 6 hereof.
          ------

          Blackstone Holder:  As defined in the first recital.
          -----------------

          Demand Notice:  As defined in Section 3 hereof.
          -------------

          Demand Registration:  As defined in Section 3 hereof.
          -------------------

          Family Holder:  As defined in the first recital.
          -------------

          Losses:  As defined in Section 8 hereof.
          ------

          Piggyback Registration:  As defined in Section 4 hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a
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                                                   Registration Rights Agreement

prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          Registrable Securities: The Paired Shares issued to the Holders
          ----------------------
pursuant to the Merger Agreement excluding (A) Paired Shares that have been disposed of pursuant to a Registration Statement relating to the sale thereof that has become effective under the Securities Act or pursuant to Rule 144 or Rule 145 of the Securities Act, or (B) Paired Shares that have become eligible to be sold pursuant to Rule 144 or Rule 145 of the Securities Act, provided that all such Paired Shares referred to in this clause (B) have become immediately salable within the volume restrictions imposed by Rule 144 and Rule 145 or as otherwise permitted by either of such Rules. Registrable Securities shall also include any Paired Shares or other securities (or Paired Shares underlying such other securities) that may be received by the Holders (x) as a result of a stock dividend on or stock split of Registrable Securities or (y) on account of Registrable Securities in a recapitalization of or other transaction involving Patriot and/or Wyndham.

          Registration Statement: Any registration statement of Patriot and
          ----------------------
Wyndham under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Underwritten Offering:  A distribution, registered pursuant to the
          ---------------------
Securities Act, in which securities of Patriot and Wyndham are sold to the public through one or more underwriters.

     2.   Shelf Registration of Resales.
          -----------------------------

          (a)  Registration of Resales on Form S-4. Parent and Wyndham shall use
               -----------------------------------
reasonable efforts to register the Blackstone Holders' or their distributees offering and resale (in accordance with the intended methods of distribution heretofore indicated by the Blackstone Holders) of all their Registrable Securities under the Securities Act on the Form S-4 Registration Statement (the "Form S-4") to be filed by Parent and Wyndham in connection with their issuance of Paired Shares pursuant to the Merger Agreement, and shall use reasonable efforts to file and cause to become effective from and after the Effective Date (as

                                       2
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                                                   Registration Rights Agreement

defined below) any post-effective amendment to the Form S-4 necessary to effect such registration of such offering and resale.

          (b)  Shelf Registration Statement.  Patriot and Wyndham shall use all
               ----------------------------
reasonable efforts in accordance with the terms hereof to cause a Registration Statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") (which may be the Form S-4) relating to the sale by each of the Family Holders of their Registrable Securities, if any, to be filed with and declared effective by the SEC on or before the 90th day following the date on which the merger contemplated by the Merger Agreement becomes effective (the "Effective Date").

          (c)  Conversion of Form S-4.  Subject to the other provisions of this
               ----------------------
Agreement, the parties acknowledge that Patriot and Wyndham may, in their sole discretion, convert the Form S-4 to a Registration Statement on another form permitted to be used by Patriot and Wyndham for the registration under the Securities Act of the Blackstone Holders' offering and resale of their Registrable Securities (in accordance with the intended methods of distribution); provided, however, that nothing in this Section shall negate
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Patriot's and Wyndham's obligation to file and maintain the effectiveness of the
Registration Statement referred to in Section 2(a). References herein to the "Form S-4" shall be deemed to include any Registration Statement into which it shall be converted, and the Form S-4 shall be deemed to be a "Registration Statement" for all purposes of this Agreement.

          (d)  Maintenance of Effectiveness.  Patriot and Wyndham agree to use
               ----------------------------
commercially reasonable efforts to keep the Form S-4 and any Shelf Registration Statement described above (or any amendment thereof or replacement or successor thereto) continuously effective until the earlier of (a) two (2) years from the Effective Date or (b) the date on which the applicable Holders (or Distributees or other Holder Transferees) no longer hold any Registrable Securities. Upon written request from a Holder during such two-year period, Patriot and Wyndham shall, subject to the other provisions of this agreement, promptly supplement the Form S-4 or any Shelf Registration Statement to reflect resales of Paired Shares by any Distributees or other Holder Transferees that have received their Paired Shares in accordance with this Agreement and have been identified in writing to Patriot and Wyndham.

          (e)  Underwritten Offerings During Pendency of a Shelf Registration
               --------------------------------------------------------------
Statement.  At any time and from time to time during the period in which Patriot
---------
and Wyndham are obligated to use all reasonable efforts to maintain the effectiveness of the Form S-4 or a Shelf Registration Statement, one or more Holders holding Registrable Securities with a market value of at least $20,000,000 (calculated based on the closing sale price of such securities on the principal securities exchange on which such securities are listed on the business day immediately preceding such initial notice) may give notice to Patriot and Wyndham of their desire to effect an Underwritten Offering, and Patriot and Wyndham shall, if requested by the managing underwriter or underwriters, if any, or Holders holding a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Form S-4 or the applicable Shelf Registration

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                                                   Registration Rights Agreement

Statement (or in another Registration Statement, if required) such information as the managing underwriter or underwriters, if any, and such Holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment (or other Registration Statement) as soon as practicable after Patriot and Wyndham have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment (or other Registration Statement); provided, however, that Patriot and Wyndham will not be required to
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take any actions under this paragraph that are not, in the opinion of counsel for Patriot and Wyndham, in compliance with applicable law. In any such Underwritten Offering or in any offering which may not be underwritten, Patriot and Wyndham shall, if requested by the managing underwriter, the underwriters, the selling agents, or the investment bankers, if any, of the Holders making the offering or by such Holders, take such actions as may be appropriate for such offering as are described in Section 6 hereof.

     3.   Demand Registration.
          -------------------

          (a)  Requests for Registration. At any time and from time to time
               -------------------------
after the period during which Patriot and Wyndham are obligated to use all reasonable efforts to maintain the effectiveness of the Form S-4 or a Shelf Registration Statement, subject to the conditions set forth in this Agreement, including, without limitation, the conditions set forth in this paragraph 3(a), one or more Holders will have the right, by written notice delivered to Patriot (a "Demand Notice"), to require Patriot and Wyndham to register Registrable Securities under and in accordance with the provisions of the Securities Act (a "Demand Registration"); provided, however, that: (i) no such Demand Registration
                        --------  -------
may be required unless the Holder or Holders requesting such Demand Registration provide to Patriot and Wyndham a certificate (the "Authorizing Certificate"), substantially in the form of Exhibit A hereto, that is signed by Holders seeking
                             ---------
to include in such Demand Registration Registrable Securities with a market value of at least $20,000,000 (calculated based on the closing sale price of such securities on the principal securities exchange on which such securities are listed on the business day immediately preceding the date of the Demand Notice) as of the date the Demand Notice is given; (ii) no Demand Notice may be given prior to nine (9) months after the effective date of the immediately preceding Demand Registration and (iii) no Demand Registration may be requested so long as a Registration Statement pursuant to Section 2 is effective. The Authorizing Certificate shall set forth (A) the name of each Holder signing such Authorizing Certificate, (B) the number of Registrable Securities held by each such Holder, and, if different, the number of Registrable Securities such Holder has elected to have registered, (C) a certification from each such Holder that it is requesting the registration of only those Paired Shares received by such Holder pursuant to the Merger Agreement and (D) the intended methods of disposition of the Registrable Securities. Notwithstanding the foregoing, a good faith decision by a Holder to withdraw Registrable Securities from registration will not affect Patriot's obligations hereunder even if the amount remaining to be registered has a market value of less than $20,000,000 (calculated as aforesaid).

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                                                   Registration Rights Agreement

          (b)  Filing and Effectiveness. Patriot and Wyndham will file a
               ------------------------
Registration Statement relating to any Demand Registration within 60 days following the date on which the Demand Notice is given and will use all reasonable efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter. If any Demand Registration is requested to be effected as a shelf registration pursuant to Rule 415 under the Securities Act by the Holders demanding such Demand Registration, Patriot and Wyndham will keep the Registration Statement filed in respect thereof effective for a period of six (6) months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Section 6 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

     Within ten (10) business days after receipt of such Demand Notice, Patriot will serve written notice thereof (the "Notice") to all other Holders and will, subject to the provisions of Section 3(c) hereof, include in such registration all Registrable Securities with respect to which Patriot receives written requests for inclusion therein within ten (10) business days after the receipt of the Notice by the applicable Holder. The Holder will be permitted to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event Patriot and Wyndham will promptly amend or, if applicable, withdraw the related Registration Statement.

          (c)  Priority on Demand Registration. If Registrable Securities are to
               -------------------------------
be registered pursuant to a Demand Registration, Patriot and Wyndham shall provide written notice to the other Holders and will permit all such Holders who request to be included in the Demand Registration to include any or all Registrable Securities held by such Holders in such Demand Registration. Notwithstanding the foregoing, if the managing underwriter or underwriters of an Underwritten Offering to which such Demand Registration relates advises the Holders that the total amount of Registrable Securities that such Holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then the number of Registrable Securities to be included in such Demand Registration will, if necessary, be reduced and there will be included in such underwritten offering the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering, allocated pro rata among
                                                               --- ----
the Holders of Registrable Securities on the basis of the amount of Registrable Securities requested to be included therein by each such Holder.

          (d)  Postponement of Demand Registration.  Patriot and Wyndham will be
               -----------------------------------
entitled to postpone the filing period of any Demand Registration for a reasonable period of time not in excess of 90 calendar days if Patriot and Wyndham determine, in the good faith exercise of the business judgment of their respective Boards of Directors, that such registration and offering could materially interfere with bona fide financing plans of Patriot and Wyndham or
                          ---- ----
would require disclosure of information, the premature disclosure of which could materially and adversely affect Patriot or Wyndham. If Patriot and Wyndham postpone the filing of a

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                                                   Registration Rights Agreement

Registration Statement, they will promptly notify the Holders in writing (i) when the events or circumstances permitting such postponement have ended and
(ii) that the decision to postpone was made by the Boards of Directors of Patriot and Wyndham, respectively, in accordance with this Section 3(d).

     4.   Piggyback Registration.
          ----------------------

          (a)  Right to Piggyback.  If at any time after the period during which
               ------------------
Patriot and Wyndham are obligated to use all reasonable efforts to maintain the effectiveness of the Form S-4 or a Shelf Registration Statement, while any Registrable Securities are outstanding, Patriot and Wyndham propose to file a Registration Statement with respect to an Underwritten Offering of Paired Shares solely for cash (other than a Registration Statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form or in connection with an exchange offer, (iii) in connection with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Paired Shares, (iv) in connection with an offering solely to employees of Patriot and Wyndham or their affiliates, (v) relating to a transaction pursuant to Rule 145 of the Securities Act, or (vi) a shelf registration on Form S-3 or any successor form for a primary offering of securities by Patriot and/or Wyndham), whether or not for their own account, Patriot and Wyndham shall give to Holders holding Registrable Securities written notice of such proposed filing at least ten (10) business days before filing. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 4(b) hereof, Patriot and Wyndham will include in each such Piggyback Registration all Registrable Securities with respect to which Patriot and Wyndham have received written requests for inclusion therein. The Holders will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

          (b)  Priority on Piggyback Registrations. Patriot and Wyndham will
               -----------------------------------
cause the managing underwriter or underwriters of a proposed Underwritten Offering on behalf of Patriot and Wyndham to permit Holders holding Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any securities of Patriot and Wyndham included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering deliver an opinion to the Holders to the effect that (i) the total amount of securities which such Holders and Patriot and Wyndham propose to include in such Underwritten Offering or (ii) the effect of the potential withdrawal of any Registrable Securities by any Holder (except any Holder who has theretofore waived such Holder's right to withdraw all or part of its Registrable Securities pursuant to Section 4(a) hereof) prior to the effective date of the Registration Statement relating to such Underwritten Offering, is such as to materially and adversely affect the success of such offering, then the amount of securities to be included therein for the account of Holders (allocated pro rata among such Holders on the basis of the
                              --- ----
Registrable Securities requested to be included therein

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                                                   Registration Rights Agreement

by each such Holder) will be reduced (to zero if necessary) to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters. The managing underwriter or underwriters, applying the same standard, may also exclude entirely from such offering all Registerable Securities proposed to be included in such offering to the extent the Registrable Securities are not of the same class as securities of Patriot included in such offering.

     5.   Restrictions on Sale by Holders. Each Holder agrees, if such Holder is
          -------------------------------
so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an Underwritten Offering, not to effect any public sale or distribution of any of Patriot's and Wyndham's securities of such class (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 15-calendar day period prior to, and during the 90-calendar day period beginning on, the closing date of such Underwritten Offering.

     6.   Registration Procedures.  In connection with Patriot's and Wyndham's
          -----------------------
registration obligations pursuant to Sections 2, 3 and 4 hereof, Patriot and Wyndham will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto Patriot and Wyndham will as expeditiously as possible, and in each case to the extent applicable:

          (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration
                    --------  -------
Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) Patriot and Wyndham will furnish to the Holders holding Registrable Securities covered by such Registration Statement, not more than one counsel chosen by Holders holding a majority of the Registrable Securities being registered ("Special Counsel") and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, such Special Counsel and such underwriters, and Patriot and Wyndham will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which the Holders holding a majority of the Registrable Securities covered by such Registration Statement or the managing underwriter, if any, shall reasonably object on a timely basis.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable periods specified in Sections 2 and 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the

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                                                   Registration Rights Agreement

disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the selling Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations and warranties of Patriot contained in any agreement contemplated by Section 6(n) hereof (including any underwriting agreement) cease to be true and correct, (v) of the receipt by Patriot and Wyndham of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vii) of Patriot's and Wyndham's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          (e) If requested by the managing underwriters, if any, or Holders holding a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Patriot and Wyndham have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that Patriot and Wyndham will not be required to
           --------  -------
take any actions under

                                       8
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                                                   Registration Rights Agreement

this Section 6(e) that are not, in the opinion of counsel for Patriot and Wyndham, in compliance with applicable law.

          (f) Furnish to each selling Holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder, counsel or underwriter).

          (g) Deliver to each selling Holder and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and Patriot and Wyndham hereby consent to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the period the applicable Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that Patriot and
                                       --------  -------
Wyndham will not be required to (i) qualify to do business in any jurisdiction in which they are not then so qualified or (ii) take any action that would subject them to service of process in any such jurisdiction in which they are not then so subject.

          (i) Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

          (j) Use all reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of any selling Holder's business, in which case Patriot and Wyndham will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers

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                                                   Registration Rights Agreement

thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

          (k) Upon the occurrence of any event contemplated by Section 6(c)(vi) or 6(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) If requested by Holders holding a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any, use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by Patriot and Wyndham are then listed or, if no similar securities issued by Patriot and Wyndham are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the securities qualify to be so quoted.

          (m) As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

          (n) Enter into such customary agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable and customary actions in connection therewith (including those reasonably requested by the Holders holding a majority of the Registrable Securities being sold or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders holding such Registrable Securities and the underwriters, if any, with respect to the businesses of Patriot and Wyndham and their subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Patriot and Wyndham and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders holding a majority of the Registrable Securities being sold, addressed to such

                                                   Registration Rights Agreement

selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters, including, without limitation, the matters referred to in Section 6(n)(i) hereof; (iii) use reasonable efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of Patriot and Wyndham (and, if necessary, any other certified public accountants of any subsidiary of Patriot or Wyndham or of any business acquired by Patriot or Wyndham for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by Holders holding a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of Patriot and Wyndham and their subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by Patriot or Wyndham. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

          (o) Make available for reasonable inspection during normal business hours by a representative of the Holders holding Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of Patriot and Wyndham and their subsidiaries, and cause the officers, directors and employees of Patriot and Wyndham and their subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that
           --------  -------
are designated by Patriot or Wyndham in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of

                                                   Registration Rights Agreement

Patriot and Wyndham, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

          (q) In connection with any underwritten offering, cause appropriate members of management to cooperate and participate on a reasonable basis in the underwriters' "road show" conferences related to such offering.

     Patriot and Wyndham may require each seller of Registrable Securities as to which any registration is being effected to furnish to Patriot and Wyndham such information regarding the distribution of such Registrable Securities as Patriot and Wyndham may, from time to time, reasonably request in writing and Patriot and Wyndham may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

     Each Holder will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, upon receipt of any notice from Patriot and Wyndham of the occurrence of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii) hereof ("Suspension Notice"), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a "Black-Out") until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the "Advice") by Patriot and Wyndham that the use of the applicable Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Except as expressly provided herein, there shall be no limitation with regard to the number of Suspension Notices Patriot and Wyndham are entitled to give hereunder; provided, however, that in no event
                                        --------  -------
shall the aggregate number of days the Holders are subject to Black-Out during any period of 12 consecutive months exceed 180. In the event the Company and Wyndham shall give a Suspension Notice, the time period prescribed in Section 2 hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice.

     7.   Registration Expenses.  All fees and expenses incident to the
          ---------------------
performance of or compliance with this Agreement by Patriot and Wyndham will be borne by Patriot and Wyndham whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses for compliance with securities or "blue sky" laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of prospectuses if the printing of such prospectuses is requested by the Holders holding a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses incurred by Patriot and

                                                   Registration Rights Agreement

Wyndham, (iv) fees and disbursements of counsel for Patriot and Wyndham incurred by Patriot and Wyndham, (v) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by Patriot and Wyndham, (vi) Securities Act liability insurance if Patriot or Wyndham so desires such insurance, and (vii) fees and expenses of all other persons retained by Patriot or Wyndham. In addition, Patriot and Wyndham will pay their internal expenses (including without limitation all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by Patriot are then listed and the fees and expenses of any person, including special experts, retained by Patriot or Wyndham. In no event, however, will Patriot or Wyndham be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement, and the Holders shall be responsible on a pro rata basis for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by them in connection with any Registration Statement.

     8.   Indemnification.
          ---------------

          (a)  Indemnification by Patriot.   Patriot and Wyndham will, without
               --------------------------
limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder holding Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to Patriot and Wyndham by such Holder expressly for use therein; provided, however, that
                                                  --------  -------
Patriot and Wyndham will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus or preliminary prospectus if either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of Patriot and Wyndham with copies of the

                                                   Registration Rights Agreement

Prospectus, and such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

          (b)  Indemnification by Holders.  In connection with any Registration
               --------------------------
Statement in which a Holder is participating, such Holder will furnish to Patriot and Wyndham in writing such information as Patriot and Wyndham reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus and will indemnify, to the fullest extent permitted by law, Patriot and Wyndham, their respective directors and officers, agents and employees, each person who controls Patriot and Wyndham (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Patriot and Wyndham expressly for use in such Registration Statement, Prospectus or preliminary prospectus and was relied upon by Patriot and Wyndham in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings. If any person shall
               --------------------------------------
become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however,
                                                             --------  -------
that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                                                   Registration Rights Agreement

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
8 is unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity, contribution and expense reimbursement obligations of Patriot and Wyndham hereunder will be in addition to any liability Patriot or Wyndham may otherwise have hereunder or otherwise. The provisions of this
Section 8 will survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

     9.   Underwritten Registrations.  If any of the Registrable Securities
          --------------------------
covered by a Shelf Registration Statement or included in any Demand Registration are to be sold in an Underwritten Offering, the Holders holding a majority of the Registrable Securities included in the Demand Notice may propose an investment banker or investment bankers and manager or managers to manage the Underwritten Offering; provided, that Patriot and Wyndham will have reasonable
                       --------
rights of substitution with respect to such Holders' choice of such investment banker or manager based on Patriot's and Wyndham's established relationships with certain

                                                   Registration Rights Agreement

financial institutions. If any Piggyback Registration is an Underwritten Offering, Patriot and Wyndham will have the exclusive right to select the investment banker or investment bankers and managers to administer the offering. Each party hereto agrees that, in connection with any Underwritten Offering hereunder, it shall undertake to offer customary indemnification to the participating underwriters.

     10.  Miscellaneous.
          -------------

          (a)  Remedies. In the event of a breach by Patriot and Wyndham of
               --------
their obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Patriot and Wyndham agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any provision of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they will waive the defense that a remedy at law would be adequate.

          (b)  Amendments and Waivers. The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented without the prior written consent of Patriot and Wyndham, and Holders holding in excess of 50% of the Registrable Securities in respect of which Registrable Securities are issuable.

          (c)  Notices. Except as set forth below, all notices and other
               -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to Patriot and Wyndham at the following address and to a Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

     If to Patriot:                     Patriot American Hospitality, Inc.
                                        1950 Stemmons Freeway
                                        Suite 6001
                                        Dallas, TX  75207
                                        Telephone: (214) 863-1000
                                        Telecopy:  (214) 863-1527

                                                   Registration Rights Agreement

     and Wyndham                        Wyndham International, Inc.
                                        590 Madison Avenue
                                        22nd Floor
                                        New York, NY  10022
                                        Telephone: (212) 521-1480
                                        Telecopy:  (212) 355-7772

With a copy to:
                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        Boston, MA 02109
                                        Attn:  Kathryn I. Murtagh, Esq.

                                        Telephone: (617) 570-1000
                                        Telecopy:  (617) 523-1231

          (d)  Successors and Assigns. This Agreement will inure to the benefit
               ----------------------
of and be binding upon the successors and assigns of Patriot and Wyndham. This Agreement may not be assigned by any Holder, except to a direct or indirect partner or shareholder of such Holder which is an accredited investor (a "Distributee"), unless (other than with respect to Distributees) the proposed transferee or assignee of such Holder (a "Holder Transferee") agrees in a writing reasonably acceptable to Patriot and Wyndham to be bound by the terms of this Agreement, and with regard to a Holder Transferee receiving Registrable Securities held by a Family Holder, executes any and all documents reasonably requested by Patriot and Wyndham to bind such Holder Transferee to the terms of that certain Shareholders Agreement dated as of December 2, 1997, by and among Patriot, Wyndham and the shareholders of Patriot named on the signature page thereto. Except as otherwise expressly permitted herein, any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of Patriot and Wyndham with respect to such Holder. Notwithstanding the foregoing, each of the indemnified parties shall be entitled to enforce the covenants set forth in Section 8 hereof.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and will not limit or otherwise affect the meaning hereof.

          (g)  Governing Law. This agreement will be governed by and construed
               -------------
in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflict of laws.

                                                   Registration Rights Agreement

          (h)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          (i)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter including, but not limited to, (i) the Registration Rights and Shareholders Agreement, dated as of June 25, 1996, among the Company and the shareholders named therein, and (ii) the Stockholders Agreement, dated as of June 25, 1996, among the stockholders named therein and the Company.

          (j)  Attorneys' Fees. In any action or proceeding brought to enforce
               ---------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, an determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.



                 [Remainder of page intentionally left blank]

                                                   Registration Rights Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   PATRIOT AMERICAN HOSPITALITY, INC.


                                   __________________________________
                                   Name:
                                   Title:


                                   WYNDHAM INTERNATIONAL, INC.


                                   __________________________________
                                   Name:
                                   Title:

                                                   Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT
                         FAMILY HOLDER SIGNATURE PAGE



ADDRESS:


                                   _________________________________
                                             Milton Fine



ADDRESS:                           Milton Fine, Trustee
                                   U/A dated 11/11/94
                                   FBO Milton Fine


                                   By: _____________________________
                                       Name:
                                       Title:

ADDRESS:                           Milton Fine, Trustee under
                                   The Milton Fine 1997
                                   Charitable Remainder Unitrust


                                   By: _____________________________
                                       Name:
                                       Title:

                                                   Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT
                          FAMILY HOLDER SIGNATURE PAGE


ADDRESS:                           David J. Fine, Trustee
                                   U/A dated 12/15/89
                                   FBO Sibyl Fine King


                                   By: ________________________________
                                       Name:
                                       Title:

ADDRESS:                           David J. Fine, Trustee
                                   U/A dated 12/15/89
                                   FBO Carolyn Fine Friedman


                                   By: _________________________________
                                       Name:
                                       Title:

ADDRESS:                           David J. Fine, Trustee
                                   U/A dated 12/15/89
                                   FBO David J. Fine


                                   By: _________________________________
                                       Name:
                                       Title:

                                                   Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT
                          FAMILY HOLDER SIGNATURE PAGE


ADDRESS:                           David J. Fine, Trustee
                                   For the Milton Fine Grantor
                                   Annuity Trust U/A dated 3/31/96


                                   By: _____________________________
                                       Name:
                                       Title:

                                                   Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT
                       BLACKSTONE HOLDER SIGNATURE PAGE



                              BLACKSTONE REAL ESTATE
                                PARTNERS II L.P.

                              By: Blackstone Real Estate Associates L.P.,
                                  general partner

                                 By:  BREA L.L.C., general partner


                                     By:_________________________
                                        Name:
                                        Title:

                              BLACKSTONE REAL ESTATE
                                PARTNERS IV L.P.

                              By: Blackstone Real Estate Associates L.P.,
                                  general partner

                                 By:  BREA L.L.C., general partner


                                     By:_________________________
                                        Name:
                                        Title:

                              BLACKSTONE RE CAPITAL
                                PARTNERS II L.P.

                              By: Blackstone Real Estate Associates L.P.,
                                  general partner

                                 By: BREA L.L.C., general partner


                                    By:__________________________
                                       Name:
                                       Title:

                                                   Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT
                        BLACKSTONE HOLDER SIGNATURE PAGE


                                   BRE/INTERSTONE L.L.C.



                                   By:___________________________
                                      Name:
                                      Title:

                                                   Registration Rights Agreement

                                   EXHIBIT A

                                                                          [Date]

                        FORM OF AUTHORIZING CERTIFICATE

     Each of the undersigned Holders, together seeking to include in a Demand Registration Registrable Securities having a market value (calculated as described in Section 3(a) of the Registration Rights Agreement to which this Form of Authorizing Certificate is an Exhibit) of at least $20,000,000, hereby certifies that:

     1. Such Holder's name is set forth below, and the number of Registrable Securities held by such Holder and the number of Registrable Securities, if different, such Holder would like to have registered is set forth opposite such Holder's name.

               Number of                     Number of Registrable
     Name      Registrable Securities        Shares Desired to be Registered
     ----      ----------------------        -------------------------------



     2. Such Holder is requesting the registration of only those Paired Shares issued to such Holder pursuant to the Merger Agreement.

     3. All terms used but not defined herein shall have the meanings ascribed thereto in that certain Registration Rights Agreement described above.

     EXECUTED as of the date set forth above.

                                      [Signatures of Holders]